EXHIBIT 99.1

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

    SUPPLEMENTARY BIDDER'S STATEMENT TO BIDDER'S STATEMENT DATED 12 MAY 2009
          FOR TAKEOVER BID BY LEGEND INTERNATIONAL HOLDINGS, INC. FOR
               NORTH AUSTRALIAN DIAMONDS LIMITED ACN 009 153 119


This document is a supplementary bidder's statement under section 643 of the Corporations Act 2001 (Cth). It is the first supplementary bidder's statement issued by Legend International Holdings, Inc. (Bidder) in connection with the Bidder's on-market bid to acquire all issued shares in North Australian Diamonds Limited (NAD) set out in the Bidder's Statement dated 12 May 2009 (Original Bidder's Statement).

This supplementary bidder's statement supplements, and must be read together with the Original Bidder's Statement. Unless the context otherwise requires terms defined in the Original Bidder's Statement have the same meaning in this supplementary bidder's statement. This supplementary bidder's statement will prevail to the extent of any inconsistency with the Original Bidder's Statement. A copy of this supplementary bidder's statement dated 18 June 2009 was lodged with the Australian Securities and Investments Commission (ASIC) on that date. ASIC takes no responsibility for the contents of this statement.

The purpose of this supplementary bidder's statement is to make amendments to the Original Bidder's Statement.

Changes to Original Bidder's Statement

The Original Bidder's Statement is changed as set out below:

1.       Important Information

         In the 'Important Information' section under the part entitled 'Key Dates' by deleting the date "27 June 2009" as the Closing Date of Offer Period and by inserting:

         ............................................ ..........................

         Closing Date of Offer Period*                             24 July 2009
         ............................................ ..........................

         and by deleting the phrase:

         "* This date is indicative only and may be extended as permitted by the Corporations Act" and by replacing it with:

         "* This date will not be extended by the Bidder. The Offer will be allowed to lapse at the end of the Offer Period on 24 July 2009."

2.       Key Terms of Offer

         In the 'Key Terms of Offer" section, to amend it as follows:

         Price Legend is offering 1.5 cents cash for each of your NAD Shares. Legend will not increase its bid price above 1.5 cents per NAD Share.

         Offer Period    The Offer Period runs from 27 May 2009 to 24 July 2009.


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                                                                    EXHIBIT 99.1

3.       Summary of the Offer

         In section 1 headed 'Summary of the Offer':

         (a) in the part entitled `Proposed On-Market Takeover Offer' to amend the first paragraph to delete "1.2 cents per NAD Share" and replace it with "1.5 cents per NAD Share";

         (b) in the part entitled 'Offer Period' to delete the date "27 June 2009" and replace it with "24 July 2009".

4.       Why You Should Accept This Offer

         In section 2 headed `Why You Should Accept This Offer', in the part entitled "The Offer represents a:" to amend the paragraph so that it reads as follows:

         o "36.36% premium to NAD's closing share price of 1.1 cents on 11 May 2009, the last Trading Day of NAD Shares before the Announcement Date;

         o 50% premium to the 30 and 90-day VWAP of NAD Shares prior to the Announcement Date; and

         o 87.5% premium to the recent rights issue price in early 2009 of .008 cents per share."

5.       Material Information

         In section 5 headed "Material Information", to amend sections 5.1, 5.2 and 5.5 as follows:

         5.1      Voting power of the Bidder in NAD

                  "The Bidder holds 692,892,365 NAD Shares being 34.99% of the issued shares in NAD.

                  As at 18 June 2009, the Bidder and its Associates held 692,892,365 NAD Shares representing a 34.99% interest."

         5.2      Relevant Interests of the Bidder in NAD

                  "As at 18 June 2009, the Bidder and its Associates had a Relevant Interest in 692,892,365 NAD Shares."

         5.5      Directors' interests in NAD Shares

                  To delete the final paragraph:

                  "The Bidder has a direct holding of 296,000,000 NAD Shares." and replace it with:

                  "The Bidder has a direct holding of 692,892,365 NAD Shares."

6.       Terms of the Offer

         In section 10 headed 'Terms of the Offer':

         (a) in clause 10.1 entitled `The Bidder's Offer' to delete "1.2 cents cash" and replace it with "1.5 cents cash."; and


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                                                                    EXHIBIT 99.1

         (b) in clause 10.6 entitled `Withdrawal of Offer', by deleting the second paragraph in its entirety.

7.       Definitions

         In section 11 headed "Definitions", to amend the definitions as follows:

         "Closing Date means the end of the Trading Day on 24 July 2009.

         Offer Price means 1.5 cents per NAD Share."

Approval of supplementary bidder's statement

This supplementary bidder's statement has been approved by a resolution of the directors of Legend International Holdings, Inc.





/s/ D S Tyrwhitt
-------------------------------
DS Tyrwhitt
Director

Dated:  18 June 2009